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                                                                   EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-64776-99; 33-66036-99; 333-12475-99; 333-58211-
99; 333-94543, 333-94569, 333-94551 and 333-46374) of Transocean Sedco Forex
Inc. (previously Sedco Forex Holdings Limited) of our report dated August 6, 1999 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP
New York, New York
March 16, 2001